UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of The
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  October 16, 2009

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 16, 2009, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), entered into a ten (10) year settlement and license agreement (the “Agreement”) with Scanbuy, Inc., a Delaware corporation (“Scanbuy”), pursuant to which the Company and Scanbuy settled all of their pending litigation against each other and granted non-exclusive licenses and a sublicense to each other.

Pursuant to the terms of the Agreement, the Company and Scanbuy agreed that, within five (5) business days after the effective date of the Agreement, each will file motions for dismissal in the United States District Court, Southern District of New York to terminate the pending claim brought by the Company against Scanbuy under Civil Action No. 1:04 Civ. 3026 (RJH), and pending claims brought by Scanby and Marshall Feature Recognition, LLC (“MFR”) against the Company under Civil Action No. 1:09 Civ 4297 (RJH).

Pursuant to the terms of the Agreement, the Company granted to Scanbuy a royalty bearing, non-exclusive license to use a portion of the Company’s patent portfolio within the Field of Use and in the Territory (as such capitalized terms are defined in the Agreement). Scanbuy granted to the Company a paid-up, irrevocable, non-exclusive license within the Territory to use the Scanbuy Licensed Patents, and a paid-up, non-exclusive sublicense to use all of the patents licensed by MFR to Scanbuy within the Territory (as such capitalized terms are defined in the Agreement).

The foregoing description of the Agreement is qualified in its entirety by reference to the complete and actual terms of the Agreement, a copy of which is attached hereto as Exhibit 10.1 which is hereby incorporated by reference herein in its entirety.

Item 8.01   Other Events.

On October 20, 2009, the Company and Scanbuy issued a press release (the “Press Release”) announcing the Agreement.  A copy of the Press Release has been furnished with this Current Report on Form 8-K and is attached hereto as Exhibit 99.1, which is hereby incorporated by reference herein in its entirety.

Item 9.01   Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	Settlement and License Agreement by and between the Company and Scanbuy, Inc., dated October 16, 2009	Provided herewith.

Exhibit 99.1	Press Release, dated October 20, 2009	Provided herewith.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOMEDIA TECHNOLOGIES, INC.

Date: October 20, 2009	By:	/s/ Michael W. Zima
	Name:	Michael W. Zima
	Its:	Chief Financial Officer